                                 EXHIBIT 10.34

                          OWNER-CONTRACTOR AGREEMENT

                     BETWEEN WELLS DEVELOPMENT CORPORATION

                                      AND

                          INTEGRA CONSTRUCTION, INC.

                               OWNER-CONTRACTOR
                                    AGREEMENT
                                    ---------

                             (FIXED CONTRACT SUM)


      THIS AGREEMENT is made on the 10th day of September, 1998:

  REGARDING:
  ---------

"PROJECT" :                        THE ASSOCIATES CALL CENTER
                                   Knoxville, Tennessee

  BETWEEN:
  -------

"OWNER":                           WELLS DEVELOPMENT CORPORATION

               Address:            3885 Holcomb Bridge Road
                                   Norcross, GA 30092
                                   Tel. No.: (770) 449-7800

  AND:
  ---

"CONTRACTOR":                      INTEGRA CONSTRUCTION, INC.

               Address:            2070 South Park Place, Suite 150
                                   Atlanta, GA  30339
                                   Tel. No.: (770) 953-1200

 DESIGNED BY:
 -----------


"ARCHITECT":                        SMALLWOOD, REYNOLDS, STEWART & STEWART
                                    & ASSOCIATES, INC.
               Address:             One Piedmont Center, Suite 303
                                    3565 Piedmont Road
                                    Atlanta, Georgia 30305
                                    Tel. No.: (404) 233-5453


The Owner and the Contractor hereby agree as follows:

FOR VALUABLE CONSIDERATION, the sufficiency of which is hereby acknowledged, the parties promise, covenant and agree that the Owner shall engage and compensate Contractor and the Contractor shall perform the Work relative to the Project all as hereinafter set forth.
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                                   ARTICLE 1
                                   ---------
                                   THE WORK
                                   --------

     The Contractor shall perform all Work required by the Contract Documents relative to the Project set forth above within the Contract Time stipulated therein and in complete accordance with and fulfillment of the provisions, terms, and conditions thereof.

                                   ARTICLE 2
                                   ---------
                                  THE PROJECT
                                  -----------

     The Project as identified above shall consist of the total construction required under the Contract Documents upon the real property identified by the legal description attached as Exhibit "B-1" (the "site").

                                   ARTICLE 3
                                   ---------
                            THE CONTRACT DOCUMENTS
                            ----------------------

     3.1  "Contract Documents".  The Contract Documents relative to this
          --------------------
                                 Agreement Package above consist of the
                                 following Exhibits:

                    a)   This Owner-Contractor Agreement

                    b) The General Conditions of the Contract for Construction (hereinafter referred to as the General Conditions")

                    c)   Payment Request Form

                    d)   Waiver of Lien Form

                    e)   Contractor's Affidavit Form

                    f)   Final Waiver of Lien Form

                    g)   Summary of Lump Sum Price Letter dated July 20, 1998

                    h) Clarifications and Description of Work dated August 12, 1998

                    i) Construction Schedule Prepared by Integra Construction, Inc. dated September 2, 1998

                    j) Upon Completion of drawings and specifications by the Architect, a change order will be issued to incorporate all applicable drawings and specifications as part of the Contract Documents.

These all collectively form the Contract, and are all as fully a part of the Contract as if attached to this Agreement as repeated herein.

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                                   ARTICLE 4
                                   ---------
                     TIME OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
                     -----------------------------------------------

     4.1  "Date of Commencement".  The Contractor shall commence the Work
           ----------------------
under this Agreement no later than seven (7) days from the date of a written notice from the Owner to the Contractor to commence the work ("Notice to Proceed"),

     4.2  "Contract Time".  The Contractor shall perform the Work as
           ---------------
required in the Contract Documents to achieve Substantial Completion of the entire Work on or before 220 calendar days after the Date of Commencement.
                         ----

     4.3  "Adjustment for Changes".  The Contract Time may be extended only
           ------------------------
for those causes expressly stipulated herein and elsewhere in the Contract Documents and only strictly in accordance with the procedures and requirements set forth therein.

     4.4  "Substantial Completion". The Date of Substantial Completion shall be
           ----------------------
as defined in the Contract Documents.

     4.5  "Final Completion". In no event shall the Work be considered complete
           ----------------
for purposes of final payment until the following have occurred: (a) all construction items required by the Contract Documents have been fully completed and approved, (b) a final certificate of payment issued by the Architect as provided in the General Conditions.


                                   ARTICLE 5
                                   ---------
                                 CHANGE ORDERS
                                 -------------

     5.1  "Right to Make Changes". Owner may make modifications in the Work in
           ---------------------
accordance with the General Conditions and appropriate adjustments in Contract Time and Contract Sum shall be made in compliance therewith.

     5.2  "Fee". The fee earned by Contractor and any Subcontractor (as defined
           ---
in the General Conditions) for performing any additional work under a Change Order performed on a "cost" plus "fee" basis shall be determined on the following basis:

               (a) The fee earned by any Subcontractor for performing such additional work shall be 10% of the Cost of the Work (as defined in the General Conditions) incurred by such Subcontractor to perform such work.

               (b) The fee earned by Contractor for additional work performed by Subcontractors shall be 5% of the Cost of the Work incurred by Contractor to have such work performed.

               (c) The fee earned by Contractor for additional work performed by its own forces shall be 10% of the Cost of the Work incurred by Contractor to perform such work.

                                   ARTICLE 6
                                   ---------
                                 CONTRACT SUM
                                 ------------

      6.1  "Contract Sum". The Owner shall pay the Contractor the Sum of Two
            ------------                                                 ---
Million, Seven Hundred Fifty Four Thousand, Six Hundred Forty ($2,754,640.00)
-----------------------------------------------------------------------------
Dollars for the full and proper performance of the Work hereunder, subject to Modification only and strictly in accordance with this Agreement and as other provided by the Contract Documents. THIS CONTRACT SUM INCLUDES $28,000.00 FOR CONTRACTOR PAYMENT AND PERFORMANCE BONDS.


                                   ARTICLE 7
                                   ---------
                                   PAYMENTS
                                   --------

      Based upon Applications for Payment submitted to the Owner and Architect by the Contractor and Certificates for Payment issued by the Architect, all in accordance with the requirements of the Contract Documents the Owner shall make payments on account of the Contract Sum to the Contractor as provided in the Contract Documents as follows:

      7.1  "Progress Payments".  The Owner shall make progress payments
            -------------------
based upon duly certified Applications for Payment for each period ending the 30th day of each month, which shall be submitted to the Owner not later than the 10th day of the following month. Such progress payments shall be in the amount of Ninety (90%) Percent of the portion of the Contract Sum properly allocable to labor, materials and equipment incorporated in the Work and properly allocable to materials and equipment suitably stored, insured and protected at the site or, at Owner's discretion, at some other location agreed upon in writing and approved by the Owner, for the period covered by the Application for Payment, less the aggregate of previous payments made by the Owner. When $137,732.00 has been withheld as retainage, no further retainage will be held from progress payments.

      7.2  "Semifinal Payments".  At the Date of Substantial Completion of the
            --------------------
Work and submission of Semifinal Application for Payment all as provided in the Contract Documents, the Owner shall within thirty (30) days after receipt of such Application and other appropriate documentation and Certification by Architect be required by the Contract Documents to make semifinal payment to the Contractor of the certified amount owing of all unpaid balance of the Contract Sum, as adjusted, for work completed, except for the amount of any continued retention as provided by the Contract Documents determined necessary to protect Owner's remaining interests until final completion.

      7.3  "Final Payment".  Final Payment constituting the entire unpaid
            ---------------
balance of the Contract Sum, as appropriately adjusted under the Contract Documents, shall be paid by the Owner to the Contractor when the work has been finally completed, the Contract fully performed, the Architect has issued a Final Certificate for Payment which approves the Final Application for Payment, and the Contractor has provided all necessary submittals and documents required by and otherwise fulfilled all other requirements set forth in the Contract Documents. Such application shall be submitted on or before the 25th day of the month in which completion occurs and payment shall be due and payable on or before 30 days after Owner's receipt of the Final Certificate of Payment.

      7.4  "Payment of Subcontractors".  No later than seven (7) days after
            ---------------------------
receipt of payment by Contractor, Contractor shall make payments to its Subcontractors and suppliers reflecting appropriate retainage in the same proportion as withheld by Owner and, to the extent to their interest therein for amounts owing for labor, materials and services provided and for which payment is so made by Owner.

     7.5  "Payment Requests and Related Form".  Owner provides as Exhibits C
           -----------------------------------
through F the forms to be employed in appropriate circumstances in connection with payment applications. Owner reserves the right upon reasonable advance written notice to Contractors to modify or substitute any or all of these forms.


                                   ARTICLE 8
                                   ---------
                         PERFORMANCE AND PAYMENT BONDS
                         -----------------------------

      8.1 The Contractor may be required to furnish Performance and Payment Bonds, each in an amount at least equal to the Contract Sum, as defined herein, as security for the faithful performance and payment of all of the Contractor's obligations under the contract Documents. Such Bonds shall be as required by the Contract Documents and shall be delivered to the Owner no later than five
(5) days after the date requested.


                                   ARTICLE 9
                                   ---------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     9.1  Notices.  The proper addresses for giving Notices under  this
          -------
agreement are:

               To Owner:             Wells Development Corporation
                                     3885 Holcomb Bridge Road
                                     Norcross, Georgia 30092

               To Contractor:        Integra Construction, Inc.
                                     2070 South Park Place, Suite 150
                                     Atlanta, GA  30339

               To Architect:         Smallwood, Reynolds, Stewart, Stewart
                                     & Associates, Inc.
                                     One Piedmont Center, Suite 303
                                     3565 Piedmont Road
                                     Atlanta, Georgia  30305

      9.2  "Owner's Liability".  The liability of the Owner hereunder shall be
            -------------------
limited to its interest in the Project and the Property. No other property of the Owner (or of any Partner or Venturer in Owner if Owner is a partnership or joint venture) shall be subject to seizure or any other claim of any nature whatsoever to satisfy any of Owner's obligations arising from this Agreement. Neither Leo F. Wells,III, nor any other person or entity who may at any time be a member, partner, or joint venturer in any partnership or joint venture which may be the Owner, shall have any liability for any of the obligations of the Owner arising from this Agreement.

      9.3  "Owner's and Contractor's Representatives".  Owner hereby appoints
            ------------------------------------------
Leo F. Wells, III, or his designee as the Owner's representative for all
-----------------
purposes under this Contract. Contractor hereby appoints David B. Blackmore
                                                         ------------------
or his designee under this Contract. Either party may change his representative by written notice to the other. Either representative may appoint a designee for either general or limited purposes upon written notice to the other representative. If such appointment is for less than all purposes, the notice shall set forth the limited nature of the appointment.

      9.4  Definitions.  Terms used in this Agreement which are defined in
           -----------
the Contract Documents shall have the meanings designated in the Contract Documents.

      9.5  Examination of Documents.  The Contractor affirms, by signature
           ------------------------
to this Contract, that he has carefully examined all Contract Documents, and further agrees that he will not plead unfamiliarity with any of the Contract Documents in connection with any dispute which may arise under the Contract Documents.

      9.6 The parties acknowledge that the Owner has or will obtain financing for the construction of the Project from a third-party lender ("Lender"). The Contractor agrees that it will cooperate with the Owner and Lender for the purpose of facilitating the Owner's financing of the Project, and shall execute any and all documents, notices, agreements, or forms which are required under the Contract Documents or the Owner or Lender may reasonably require in order for the Owner to obtain financing for the Project.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as a Contract under seal, as of the date set forth on the first page hereof.

[Corporate Seal]                                  OWNER
                                                  WELLS DEVELOPMENT CORPORATION

        /s/ Martha J. Corey                   /s/ Leo F. Wells III
Attest:------------------------          BY: ---------------------------------
                                                  Leo F. Wells, III

        Secretary                                 President
Title:-------------------------          Title:-------------------------------


[Corporate Seal]                                  CONTRACTOR
                                                  INTEGRA CONSTRUCTION, INC.

        /s/ Jeffrey B. Powers                 /s/ David B. Blackmore
Attest:------------------------          By:----------------------------------
            Jeffrey B. Powers                     David B. Blackmore


Title:  Corporate Secretary              Title:  President
       ------------------------                -------------------------------